UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina		29601
Address of principal executive offices		Zip Code

800.725.2265
Registrant's telephone number

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

Palmetto Bancshares, Inc. (the “Company”) is providing the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, that it may use from time to time in meetings with various members of the investing community. The filing of the information in this report is not intended to, and does not, constitute a determination by the Company that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Item	Exhibit
99.1	Palmetto Bancshares, Inc. investor presentation that may be used from time to time in meetings with various members of the investing community

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ Roy D. Jones

Roy D. Jones

Chief Financial Officer

Date: March 5, 2014